Exhibit 10.2

ACKNOWLEDGMENT OF

FIRST LIEN GUARANTORS

THIS ACKNOWLEDGMENT OF FIRST LIEN GUARANTORS (this “Acknowledgment”), dated as of June 30, 2014, is made by FULL HOUSE SUBSIDIARY, INC., a Delaware corporation, FULL HOUSE SUBSIDIARY II, INC., a Nevada corporation, GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company, GAMING ENTERTAINMENT (NEVADA), LLC, a Nevada limited liability company, STOCKMAN’S CASINO, a Nevada corporation, SILVER SLIPPER CASINO VENTURE, LLC, a Delaware limited liability company, and each of the other entities which becomes a party hereto pursuant to Section 4.15 hereof (each a “Guarantor” and collectively, the “Guarantors”) in favor of CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Trustee for the Lender Parties (as defined in the Credit Agreement) (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.            Each of the Guarantors is a direct or indirect wholly-owned subsidiary of the Borrower.

B.             Full House Resorts, Inc., a Delaware corporation (the “Borrower”) has entered into that certain First Lien Credit Agreement, dated as of June 29, 2012 (as supplemented, modified, amended, extended or restated from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the lenders party thereto from time to time (collectively, the “Lender Parties”) pursuant to which the Lenders have agreed to extend loans and other financial accommodations to the Borrower for the purposes, and on the terms and subject to the conditions, set forth in the Credit Agreement. In addition, certain of the Lender Parties (as defined in the Credit Agreement) may, from time to time, enter into Rate Contracts with the Borrower. Capitalized terms used herein and not otherwise defined herein shall have the meanings defined in the Credit Agreement.

C.             The Guarantors have entered into that certain First Lien Guaranty Agreement, dated as of June 29, 2012 (the “Guaranty Agreement”) pursuant to which the Guarantors have agreed to guaranty all of the obligations of the Borrower pursuant to the First Lien Credit Agreement.

D.             The Borrower and Lender Parties have entered into a Second Amendment to First Lien Credit Agreement, dated the date hereof (the “Credit Agreement Amendment”) pursuant to which the Lenders have agreed to modify certain definitions and the financial covenants and to make certain other modifications to the Credit Agreement (collectively, the “Modifications”).

E.              The Administrative Agent has also requested that the Guaranty Agreement be supplemented to accommodate certain changes in law regarding the guaranty of the obligations of the Borrower under Rate Contracts.

ACKNOWLEDGMENT, CONSENT AND AGREEMENT

NOW, THEREFORE, in consideration of the benefits to be obtained by the Borrower and Guarantors in connection with the Amendment, the undersigned Guarantors hereby acknowledge, consent and agree as follows:

1.	Consent and Acknowledgment. The undersigned Guarantors hereby consent to the Modifications and the Borrower’s execution of the Amendment, and (ii) acknowledge that their Guaranty Agreement remains in full force and effect (as supplemented below), and (iii) agree that all of Guarantors’ obligations under the Guaranty Agreement extend to all of the Guaranteed Obligations of the Borrower under and as defined in the Guaranty Agreement, as increased the Amendment

2.	Supplement to Guaranty Agreement. The undersigned Guarantors and Administrative Agent agree that the Guaranty Agreement is hereby supplemented by the addition of the following additional Section 2.11:

Section 2.11 Eligible Contract Participant. Notwithstanding anything to the contrary herein, no person that does not qualify as an Eligible Contract Participant (as defined in the Commodity Exchange Act, as amended) at the time any Rate Contract is entered into with the Administrative Agent or any Lender (or materially modified) shall be a guarantor of, or deemed a party to, such Rate Contract. Such exclusion shall have no effect on any other obligations of any such person under this Guaranty.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first above written.

GUARANTORS:

FULL HOUSE SUBSIDIARY, INC.,

a Delaware corporation

By: /s/ Deborah J. Pierce

      Name: Deborah J. Pierce

      Title: Treasurer

FULL HOUSE SUBSIDIARY II, INC.,

a Nevada corporation

By: /s/ Deborah J. Pierce

      Name: Deborah J. Pierce

      Title: Treasurer

GAMING ENTERTAINMENT (INDIANA)

LLC, a Nevada limited liability company

      By: Full House Resorts, Inc.,

             a Delaware corporation,

             its Manager

By: /s/ Deborah J. Pierce

                    Name: Deborah J. Pierce
                    Title: Chief Financial Officer

GAMING ENTERTAINMENT (NEVADA), LLC, a Nevada limited liability company

By: /s/ Deborah J. Pierce

       Name: Deborah J. Pierce

       Title: Treasurer

STOCKMAN'S CASINO, a Nevada corporation

By: /s/ Deborah J. Pierce

       Name: Deborah J. Pierce

       Title: Treasurer

SILVER SLIPPER CASINO VENTURE, LLC

a Delaware limited liability company

         By: Full House Resorts, Inc.,

a Delaware corporation,

its Manager

                By: /s/ Deborah J. Pierce

                      Name: Deborah J. Pierce

                      Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

CAPITAL ONE, NATIONAL ASSOCIATION, as

Administrative Agent

By: /s/ Ross S. Wales

Ross S. Wales

Senior Vice President